THE MAINSTAY GROUP OF FUNDS

MainStay Balanced Fund
MainStay Cash Reserves Fund
MainStay Convertible Fund
MainStay Diversified Income Fund
MainStay Floating Rate Fund
MainStay Government Fund
MainStay Global High Income Fund
MainStay High Yield Corporate Bond Fund

MainStay Income Builder Fund
MainStay Indexed Bond Fund
MainStay Intermediate Term Bond Fund
MainStay Money Market Fund Fund
MainStay Principal Preservation Fund
MainStay Short Term Bond Fund
MainStay Tax Free Bond Fund

Supplement dated April 1, 2010 (“Supplement”)
to the Prospectus for the MainStay Income and Blended Funds (the “Prospectus”) dated February 26, 2010

This Supplement updates certain information contained in the Prospectus for the above referenced funds (each a “Fund” and collectively, the “Funds”).  You may obtain copies of the Funds’ Summary Prospectuses, Prospectus and Statement of Additional Information free of charge, upon request, by calling toll-free 800-MAINSTAY (624-6782), by writing to NYLIFE Distributors LLC, Attn: MainStay Marketing Department, 169 Lackawanna Avenue, Parsippany, New Jersey 07054 or by sending an e-mail to MainStayShareholderServices@nylim.com.  These documents are also available via the Funds’ website at mainstayinvestments.com/documents.  Please review this important information carefully.

Shareholder Guide

1.	Effective immediately, the table entitled “Summary of Important Differences Among Share Classes” on page 87 of the Prospectus is hereby deleted and replaced with the following:

	Investor Class	Class A	Class B	Class C	Class I	Class R1	Class R2	Class R3
Initial sales charge	Yes	Yes	None	None	None	None	None	None
Contingent deferred sales charge	None[1]	None[1]	Sliding scale during the first six years after purchase[2]	1% on sale of shares held for one year or less	None	None	None	None
Ongoing distribution and/or service fee (12b-1 fee)	0.25%	0.25%	0.75%[3] distribution and 0.25% service (1.00% total)[4]	0.75%[3] distribution and 0.25% service (1.00% total)[4]	None	None	0.25%	0.25% distribution and 0.25% service (0.50% total)
Shareholder service fee	None	None	None	None	None	0.10%	0.10%	0.10%
Conversion feature	Yes[5]	Yes[5]	Yes[5]	None	Yes[5]	Yes[5]	Yes[5]	Yes[5]
Purchase maximum[6]	None[7]	None	$100,000	$1,000,000	None	None	None	None

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1 A CDSC of 1.00% may be imposed on certain redemptions made within one year of the date of purchase on shares that were purchased without an initial sales charge.
2 The CDSC period for the MainStay Floating Rate Fund is a sliding scale during the first four years after purchase.
3 0.25% for the MainStay Tax Free Bond Fund.
4 0.50% for the MainStay Tax Free Bond Fund.
5 See the sections in this Prospectus discussing Share Class Considerations and the section entitled “Buying, Selling, Converting and Exchanging Fund Shares – Conversions Between Share Classes” for more information on the voluntary and/or automatic conversions that apply to each share class.
6 Per transaction. Does not apply to purchases by certain retirement plans.
7 No sales charge applies on investments of $1 million or more, but a CDSC of 1.00% may be imposed on certain redemptions of such shares within one year of he date of purchase. The Distributor may pay a commission to dealers on these purchases from its own resources. See “Sales Charge Reductions and Waivers on Investor Class Shares and Class A Shares” below.

2.	Effective immediately, the paragraph under the heading “Information on Fees” and under the subheading “Rule 12b-1 Plans” on page 99 of the Prospectus is hereby deleted and replaced with the following:

Rule 12b-1 Plans
Each Fund (except the MainStay Cash Reserves Fund, MainStay Money Market Fund and MainStay Principal Preservation Fund) has adopted a distribution plan under the 1940 Act for certain classes of shares pursuant to which distribution and/or service fees are paid to the Distributor. The Investor Class, Class A and Class R2 12b-1 plans typically provide for payment for distribution or service activities of up to 0.25% of the average annual net assets of Investor Class, Class A or Class R2 shares of the Fund, respectively. The Class B and Class C 12b-1 plans each provide for payment of 0.75% for distribution (0.25% for MainStay Tax Free Bond Fund) and/or 0.25% for service activities for a total 12b-1 fee of up to 1.00% of the average annual net assets of Class B and C shares of the Fund, respectively (0.50% for MainStay Tax Free Bond Fund). The Class R3 12b-1 plan typically provides for payment of 0.25% for distribution and 0.25% for service activities for a total 12b-1 fee of up to 0.50% of the average annual net assets of Class R3 shares of the Fund. The distribution fee is intended to pay the Distributor for distribution services, which include any activity or expense primarily intended to result in the sale of Fund shares. The service fee is paid to the Distributor for providing shareholders with personal services and maintaining shareholder accounts. The portion of the 12b-1 fee dedicated to service activities is in addition to the 0.10% of annual net assets paid from the Shareholder Services Plan, with regard to certain classes. The Distributor may pay all or a portion of the 12b-1 fee to your investment professional. Because Rule 12b-1 fees are ongoing, over time they will increase the cost of an investment in the Fund and may cost more than some types of sales charges.

3.
Effective immediately, the paragraph under the heading “Fund Earnings” and under the subheading “When the Funds Pay Dividends” on page 116 of the Prospectus is hereby deleted and replaced with the following:

When the Funds Pay Dividends
The Funds declare and pay any dividends, to the extent income is available, at least once a year, typically in December. The MainStay Cash Reserves Fund, MainStay Floating Rate Fund, MainStay Money Market Fund and MainStay Principal Preservation Fund each declare dividends on a daily basis and pay them monthly. The MainStay Intermediate Term Bond Fund, MainStay Indexed Bond Fund, MainStay Short Term Bond Fund, MainStay Global High Income Fund, MainStay Government Fund, MainStay High Yield Corporate Bond Fund, MainStay Diversified Income Fund and MainStay Tax Free Bond Fund declare and pay dividends monthly. The MainStay Balanced Fund, MainStay Income Builder Fund and MainStay Convertible Fund declare and pay dividends quarterly. Dividends are normally paid on the last business day of the month after a dividend is declared. However, for administrative reasons, dividends that are to be paid at the end of a calendar quarter may be paid prior to the last business day of the month after the dividend is declared. You begin earning dividends the next business day after MainStay Investments receives your purchase request in good order.

PLEASE RETAIN THIS SUPPLEMENT FOR YOUR FUTURE REFERENCE.